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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     July 8, 1997
                                                --------------------

                              Cytogen Corporation
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             (Exact name of registrant as specified in its charter)


            Delaware            1-14879           22-2322400
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         (State or other    (Commission         (IRS Employer
         jurisdiction of      File No.)      Identification No.)
          incorporation)


            600 College Road East, CN 5308, Princeton, NJ 08540-5308
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        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code    (609) 987-8200
                                                   ----------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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The Registrant has amended its request for confidential treatment for information contained in certain exhibits filed with its Quarterly Report on Form 10-Q for the Quarter ended September 30, 1996 and has attached to this Current Report on Form 8-K those exhibits reflecting its amended request.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c) Exhibits:

         10.3- Joint Development and Operating Agreement among CYTOGEN Corporation, Elan Corporation, plc. and Targon Corporation dated September 26, 1996.*

         10.4- Marketing and Co-Promotion Agreement between CYTOGEN Corporation and C.R. BARD, Inc., effective August 1, 1996.*

* The Registrant has requested confidential treatment of certain provisions contained in this exhibit. The copy filed as an exhibit omits the information subject to the confidentiality request.

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  CYTOGEN CORPORATION



                                  By:   /s/ Thomas J. McKearn
                                      ----------------------------------
                                      Thomas J. McKearn
                                      Chairman of the Board, President
                                       and Chief Executive Officer



Date:  July 8, 1997


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                               INDEX TO EXHIBITS

Exhibit No.     Description                                             Page
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      10.3-     Joint Development and Operating Agreement among
                CYTOGEN Corporation, Elan Corporation, plc. and
                Targon Corporation dated September 26, 1996.

      10.4-     Marketing and Co-Promotion Agreement between
                CYTOGEN Corporation and C.R. BARD, Inc., effective August 1, 1996.

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